UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 4, 2006

                        FINANCIAL INDUSTRIES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          TEXAS                          0-4690                  74-2126975
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


6500 RIVER PLACE BOULEVARD, BUILDING I, AUSTIN, TEXAS                  78730
       (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number (including area code): (512) 404-5000


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION

Unaudited 2005 Annual Report
----------------------------

         On December 4, 2006, Financial Industries Corporation (the "Company") made available to its shareholders an unaudited annual report for the fiscal year ended December 31, 2005 (the "2005 Annual Report"), a copy of which is furnished as Exhibit 99.1 to this report.

         Shareholders should note that the financial statements included in the 2005 Annual Report have not been audited. The audit with respect to the Company's fiscal year ended December 31, 2005 is currently in process. As a result, the information included in the 2005 Annual Report is subject to change in connection with the completion of the 2005 audit.

         In addition, the Report on Disclosure Controls and Procedures of the Company's independent registered public accounting firm is not included in the 2005 Annual Report because the 2005 audit process has not been completed. The report of the Company's management included in Item 9A of the 2005 Annual Report is subject to change in connection with the completion of management's testing of internal control over financial reporting and the completion of the 2005 audit by the Company's independent registered public accounting firm.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

         Exhibit 99.1 Unaudited Annual Report of Financial Industries Corporation for the Fiscal Year Ended December 31, 2005









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                                   SIGNATURES

         Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Financial Industries Corporation



                                       By:      /s/ Michael P. Hydanus
                                          --------------------------------
                                       Name:  Michael P. Hydanus
                                       Title: Interim President and CEO

                                       Date:  December 4, 2006















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                                 EXHIBIT INDEX
                                 -------------

        EXHIBIT                         DOCUMENT
        -------                         --------
      Exhibit 99.1 Unaudited Annual Report of Financial Industries Corporation for the Fiscal Year Ended December 31, 2005

























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